UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2006

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)


         Delaware                    1-5740                 95-2039518
      (State or other             (Commission            (I.R.S. Employer
jurisdiction of incorporation     File Number)          Identification No.)
      or organization)

       3050 East Hillcrest Drive
      Westlake Village, California                           91362
(Address of principal executive offices)                   (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         Effective as of September 22, 2006, the Board of Directors of Diodes Incorporated (the "Company") clarified and amended the 1993 Non-Qualified Stock Option Plan, the 1993 Incentive Stock Option Plan and the 2001 Equity Incentive Plan (the "Plans") of the Company, and each award outstanding thereunder, to provide that, in the event of a change in the capital stock of the Company (such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of stock or other form of reorganization), such proportionate adjustment will be made to each award as may be necessary or appropriate, as determined by the Compensation Committee, to reflect that change in the capital stock.

         The foregoing summary of the amendments of the Plans is qualified in its entirety by reference to the form of the amendments attached as Exhibits 10.1, 10.2 and 10.3 to this Report.


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

Item 9.01.        Financial Statements and Exhibits.

         (d) Exhibits.

           Exhibit
           Number                             Description
           ------                             -----------
            10.1*             Amendment to 1993 Non-Qualified Stock Option Plan.

            10.2*             Amendment to 1993 Incentive Stock Option Plan.

            10.3*             Amendment to 2001 Omnibus Equity Incentive Plan.
------------------

* Management contract or compensatory plan or arrangement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   DIODES INCORPORATED

Date:    September 25, 2006                        By    /s/ Carl C. Wertz
                                                         -----------------------
                                                        Carl C. Wertz,
                                                        Chief Financial Officer


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

                                  EXHIBIT INDEX

           Exhibit
           Number                             Description
           ------                             -----------
            10.1*             Amendment to 1993 Non-Qualified Stock Option Plan.

            10.2*             Amendment to 1993 Incentive Stock Option Plan.

            10.3*             Amendment to 2001 Omnibus Equity Incentive Plan.
------------------

* Management contract or compensatory plan or arrangement.

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